Variable Portfolio — Conservative Portfolio,

Variable Portfolio — Moderately Conservative Portfolio,

Variable Portfolio — Moderate Portfolio,

Variable Portfolio — Moderately Aggressive Portfolio and

Variable Portfolio — Aggressive Portfolio

(each a “Fund,” together the “Funds”)

Supplement dated February 11, 2013

to the Funds’ Prospectus dated May 1, 2012, as supplemented

For each Fund, the Portfolio Managers named under the section “Fund Management” in the Summary of the Fund section is superseded and replaced as follows:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	February 2013
Kent Bergene	Portfolio Manager	May 2010

The Portfolio Managers responsible for each Fund’s day-to-day management, as described under the section “Fund Management and Compensation” in the More Information About the Fund section, is superseded and replaced as follows:

Jeffrey Knight, CFA, Lead Portfolio Manager

•	Managed the Funds since February 2013.
•	Joined the Investment Manager in 2013 as Head of Global Asset Allocation.
•	Prior to February 2013, Mr. Knight was at Putnam Investments.
•	Began investment career in 1987.
•	BA, Colgate University and an MBA, Tuck School of Business.

Kent Bergene, Portfolio Manager

•	Managed the Funds since May 2010.
•	Joined the Investment Manager in 1981.
•	Vice President, Mutual Fund Products, since 2001; Director, Variable Annuity Products, from 1997 to 2000.
•	BS, University of North Dakota.

The rest of the section remains unchanged.

Shareholders should retain this Supplement for future reference.

S-6534-15 A (2/13)